Exhibit 10.24

Confidential Treatment Requested by MeiraGTx Holdings plc

AMENDMENT NO. 4 TO EXCLUSIVE LICENSE AGREEMENT

This AMENDMENT NO. 4 TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), effective as of January 29, 2019 (“Amendment Effective Date”), is entered into by and between MeiraGTx Limited (registered number 9501998), having a place of business located at 92 Britannia Walk, London, United Kingdom, N1 7NQ United Kingdom (“MeiraGTx”) and UCL Business PLC (registered number 02776963), whose registered office is The Network Building, 97 Tottenham Court Road, London W1T 4TP United Kingdom (“UCLB”). MeiraGTx and UCLB are each sometimes referred to herein as a “Party” and collectively referred to herein as the “Parties”.

WITNESSETH:

WHEREAS, UCLB and Athena Vison Ltd., a company incorporated under the laws of England and Wales under company registration number 09348737 (“Athena”) entered into a License Agreement dated 4 February 2015, as amended by Amendment No. 1 to Exclusive License Agreement, effective as of 27 March 2015, Amendment No. 2, effective as of July 28, 2017, and Amendment No.3, effective as of December 14, 2017 (as amended, the “Licence Agreement”), pursuant to which UCLB licensed to Athena certain technology and intellectual property relating to ocular gene therapy, which UCLB acquired by assignment from University College London, for development and commercialization by Athena;

WHEREAS, UCLB, Athena, and MeiraGTx entered into a Deed of Novation and Amendment in 2016 (“Deed of Novation and Amendment”) pursuant to which the parties thereto agreed to, among other things, novate Athena’s rights, obligations, and liabilities under the Licence Agreement to MeiraGTx on the terms and conditions of the Deed of Novation and Amendment;

WHEREAS, UCLB and MeiraGTx UK II Limited (an affiliate of MeiraGTx) entered into a separate licence agreement, dated July 28, 2017 to consolidate UCLB’s rights to an ocular gene therapy for RPGR (“RPGR Licence Agreement”);

WHEREAS, UCLB, MeiraGTx and MeiraGTx UK II Limited (an affiliate of MeiraGTx) entered into a separate licence agreement, dated March 15, 2018 to consolidate UCLB’s rights to an ocular gene therapy for CNGA3 (“CNGA3 Licence Agreement”); and

WHEREAS, UCLB and MeiraGTx further wish to amend the Licence Agreement in certain respects.

NOW, THEREFORE, in consideration of the foregoing statements and the mutual agreements and covenants herein contained, and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Section 1. Definitions. Except as set for the herein, capitalized terms not otherwise defined or amended in this Amendment shall have the meaning ascribed to them in the Licence Agreement, as amended by this Amendment. References to Articles, Clauses or Schedules are to the same with all their subparts as they appear in the Licence Agreement. References to Sections are to the numbered paragraphs with all their subparts as they appear in this Amendment, and references to Exhibits are to the exhibits attached to this Amendment, and incorporated herein by reference.

Section 2. Amendment to the Licence Agreement.

(a) CNGB3. Licence Addendum Number 1, dated 4 February 2015 for technology [***] (CNGB3), is hereby deleted in its entirety as of the Amendment Effective Date and the Parties have entered into the stand-alone licence agreement attached as Exhibit 1. For clarity, the Parties acknowledge and agree that such licence agreement supersedes the rights and obligations of the Parties set out in Licence Addendum Number 1 as of the Amendment Effective Date, and MeiraGTx or its affiliates will not owe UCLB any payments for any licensed products under Licence Addendum Number 1 or the related Licence Agreement.

(b) RPE65. Licence Addendum Number 5, dated December 2017 for technology [***] (RPE65), is hereby deleted in its entirety as of the Amendment Effective Date, and Parties have entered into the stand-alone licence agreement attached as Exhibit 2. For clarity, the Parties acknowledge and agree that such licence agreement supersedes the rights and obligations of the Parties set out in Licence Addendum Number 5 as of the Amendment Effective Date, and MeiraGTx or its affiliates will not owe UCLB any payments for any licensed products under Licence Addendum Number 5 or the related Licence Agreement.

(c) RPGR. The RPGR Licence Agreement shall terminate in its entirety as of the date on which UCLB notifies MeiraGTx in writing that it has obtained approval from MEEI and MRC for the new stand alone licence agreement attached as Exhibit 3, and Parties shall enter into the stand-alone licence agreement attached as Exhibit 3. For clarity, the Parties acknowledge and agree that such licence agreement (once it becomes effective) shall supersede the rights and obligations of the Parties set out in Licence Addendum Number 3, for technology [***] (RPGR) as of July 28, 2017, and that Licence Addendum Number 3 shall be deleted from the Licence Agreement from such date, and MeiraGTx or its affiliates will not owe UCLB any payments for any licensed products under Licence Addendum Number 3, the related Licence Agreement or the RPGR Licence Agreement.

(d) CNGA3. The CNGA3 Licence Agreement is hereby terminated in its entirety as of the Amendment Effective Date, and Parties have entered into the stand-alone licence agreement attached as Exhibit 4. For clarity, the Parties acknowledge and agree that such licence agreement supersedes the rights and obligations of the Parties set out in Licence Addendum Number 2, dated 4 February 2015 for technology [***] (CNGA3) as of March 15, 2018, and that Licence Addendum Number 2 has been deleted from the Licence Agreement, and MeiraGTx or its affiliates will not owe UCLB any payments for any licensed products under Licence Addendum Number 2, the related Licence Agreement or the RPGR Licence Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

(e) Option Rights. All other provisions of the Licence Agreement (including without limitation the options set out in Clause 2.6 of the Licence Agreement which have not been exercised by MeiraGTx prior to the date of termination, i.e., the options in relation to Specified Technologies [***]) together with any accrued rights of the Parties under the Licence Agreement prior to the Commencement Date shall continue in full force and effect.

Section 3. Other.

(a) Effect of Amendment. From and after the Amendment Effective Date, all references to the Licence Agreement shall mean the Licence Agreement as amended by this Amendment.

(b) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signature to his Amendment transmitted by fax, by email in “portable document format” (“.pdf”) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

(c) Entire Amendment. This Amendment contains the entire understanding of the Parties with respect to the subject matter of this Amendment. Except as specifically modified and amended hereby, all of the terms, provisions, requirements and specifications contained in the Licence Agreement remain in full force and effect. Except as otherwise expressly provided herein, the Parties do not intend to, and the execution of this Amendment shall not, in any manner, impair the Agreement, the purpose of this Amendment being simply to amend certain specific provision of the Agreement only and to confirm and carry forward the Licence Agreement, as hereby amended, in full force and effect. This Amendment may be amended, or any term hereof modified, only by a written instrument executed by both Parties.

(d) Notices. Any notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by fax transmission (and promptly confirmed by personal delivery, registered or certified mail or overnight courier) or by registered or certified mail, return receipt required, postage prepaid, or sent by internally-recognized overnight courier, in each case to the respective address specified below, or such other address as may be specified in writing to the other Party hereto:

If to MeiraGTx to:

MeiraGTx Limited

92 Britannia Walk, London

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

United Kingdom, N1 7NQ United Kingdom

Fax No.: [***]

Attention: Chief Operating Officer

If to UCLB to:

UCL Business PLC

The Network Building

97 Tottenham Court Road

London W1T 4TP United Kingdom

Fax No.: [***]

Attention: Director of Legal Affairs

(e) Law and Jurisdiction. The validity, construction and performance of this Amendment, and any contractual and non-contractual claims arising hereunder, shall be governed by English law and shall be subject to the exclusive jurisdiction of the English courts to which the Parties hereby submit, except that a Party may seek an interim injunction (or an equivalent remedy) in any court of competent jurisdiction.

[Signature Page Follows]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

IN WITNESS WHEREOF, the Parties have caused this Amendment to be effective as of the Amendment Effective Date.

MEIRAGTX LIMITED

By	[***]
Name: [***]
Title: [***]

UCL BUSINESS PLC

By	/s/ Zandy Forbes
Name: Zandy Forbes
Title: President and CEO

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Exhibit 1

Coverpage for New standalone Licence Agreement for CNGB3

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Exhibit 2

Coverpage for New standalone Licence Agreement for RPE65

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Exhibit 3

Coverpage for New standalone Licence Agreement for CNGA3

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by MeiraGTx Holdings plc

Exhibit 4

Coverpage for New standalone Licence Agreement for RPGR

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.